TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND



        Supplement to Prospectus and Statement of Additional Information
                              dated August 1, 1998


Effective April 19, 1999, First Data Investor Services Group, Inc., the transfer agent for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund will be moving the Shareholder Servicing Department from Westboro, Massachusetts to King of Prussia, Pennsylvania. The new mailing address for investments, redemptions, and other correspondence is:

                            Tweedy, Browne Fund Inc.
                                 P.O. Box 61290
                         King of Prussia, PA 19406-0889




April 19, 1999